Exhibit 10.7.7

Illinois Department of Public Aid
201 South Grand Avenue East
Springfield, Illinois 62763-0001

Rod R. Blagojevich, Governor	Telephone: (217) 524-7478
Barry S. Maram, Director	TTY: (800) 526-5812

March 31, 2004

Jean Moise
President & CEO
Amerigroup Illinois, Inc.
211 W. Wacker Drive, Suite #1350
Chicago, IL 60606

Dear Mr. Moise,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between Amerigroup Illinois, Inc. and the Department. This amendment changes the expansion language in the Contract to allow the Department’s expansion approval letter including an amended Attachment Ito be incorporated in and become part of the Contract.

Please have all four originals completed and signed, and return them to my attention no later than close of business Monday, May 12, 2004.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,

Kelly Carter, Chief
Bureau of Contract Management
Attachments

E-mail: dpawebmaster@state.il.us	Internet: http://www.state.il.us/dpa/

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

AMENDMENT NO. 1 TO THE
CONTRACT FOR FURNISHING HEALTH SERVICES
BY A
MANAGED CARE ORGANIZATION
2004-24-001-KA1

WHEREAS, the parties to the Contract for Furnishing Health Services by a Managed Care Organization (“CONTRACT”), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as “Department”), acting by and through its Director, and Amerigroup Illinois, Inc., 211 West Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as “Contractor”), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.	Article 3, is amended by replacing the last sentence of paragraph 3A with the following sentence:

Should the Department agree in writing to the expansion request, the Department’s approval letter including an amended Attachment I, shall be incorporated in and become part of the Contract.

All other terms and conditions of the CONTRACT shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective March 15, 2004.

DEPARTMENT OF PUBLIC AID		CONTRACTOR

By:		By:	/S/ Jean R. Moise

Barry S. Maram
		Printed Name:	Jean R. Moise

Title:	Director	Title:	Pres. & C.O.O.

Date:		Date:	4/14/04

FEIN:

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

AMENDMENT NO. 1 TO THE
CONTRACT FOR FURNISHING HEALTH SERVICES
BY A
MANAGED CARE ORGANIZATION
2004-24-001-KA1

WHEREAS, the parties to the Contract for Furnishing Health Services by a Managed Care Organization (“CONTRACT”), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as “Department”), acting by and through its Director, and Amerigroup Illinois, Inc., 211 West Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as “Contractor”), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.	Article 3, is amended by replacing the last sentence of paragraph 3.4 with the following sentence:

Should the Department agree in writing to the expansion request, the Department’s approval letter including an amended Attachment I, shall be incorporated in and become part of the Contract.

All other terms and conditions of the CONTRACT shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective March 15, 2004.

DEPARTMENT OF PUBLIC AID		CONTRACTOR

By:		By:	/S/ Jean R. Moise

Barry S. Maram
		Printed Name:	Jean R. Moise

Title:	Director	Title:	Pres. & C.O.O.

Date:		Date:	4/14/04

FEIN:

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

AMENDMENT NO. 1 TO THE
CONTRACT FOR FURNISHING HEALTH SERVICES
BY A
MANAGED CARE ORGANIZATION
2004-24-001-KA1

WHEREAS, the parties to the Contract for Furnishing Health Services by a Managed Care Organization (“CONTRACT”), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as “Department”), acting by and through its Director, and Amerigroup Illinois, Inc., 211 West Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as “Contractor”), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.	Article 3, is amended by replacing the last sentence of paragraph 3.4 with the following sentence:

Should the Department agree in writing to the expansion request, the Department’s approval letter including an amended Attachment I, shall be incorporated in and become part of the Contract.

All other terms and conditions of the CONTRACT shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective March 15, 2004.

DEPARTMENT OF PUBLIC AID		CONTRACTOR

By:		By:	/S/ Jean R. Moise

Barry S. Maram
		Printed Name:	Jean R. Moise

Title:	Director	Title:	Pres. & C.O.O.

Date:		Date:	4/14/04

FEIN:

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

AMENDMENT NO. 1 TO THE
CONTRACT FOR FURNISHING HEALTH SERVICES
BY A
MANAGED CARE ORGANIZATION
2004-24-001-KA1

WHEREAS, the parties to the Contract for Furnishing Health Services by a Managed Care Organization (“CONTRACT”), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as “Department”), acting by and through its Director, and Amerigroup Illinois, Inc., 211 West Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as “Contractor”), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.	Article 3, is amended by replacing the last sentence of paragraph 3.4 with the following sentence:

Should the Department agree in writing to the expansion request, the Department’s approval letter including an amended Attachment I, shall be incorporated in and become part of the Contract.

All other terms and conditions of the CONTRACT shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective March 15, 2004.

DEPARTMENT OF PUBLIC AID		CONTRACTOR

By:		By:	/S/ Jean R. Moise

Barry S. Maram
		Printed Name:	Jean R. Moise

Title:	Director	Title:	Pres. & C.O.O.

Date:		Date:	4/14/04

FEIN: